U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K\A 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 1999

                            DRIVINGAMERICA.COM, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                MATHY CORPORATION
                                -----------------
                           (Former Name of Registrant)

                                    COLORADO
                                    --------
                        (Current state of incorporation)


          0-24447                                       84-1463449
          -------                                       ----------
    (Commission File No.)                              (IRS Employer
                                                     Identification No.)


  18004 Skypark Circle, Suite 170
           Irvine, CA                                      92614
           ----------                                      -----
(Address of principal executive offices)                 (Zip code)

                               2851 S. Parker Road
                                    Suite 720
                             Aurora, Colorado 80014
                             -----------------------
                           (Former principal address)


Registrant's telephone number, including area code: (949) 263-8890

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 24, 1999, Kish, Leake & Associates, P.C., the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Kish, Leake & Associates, P.C., contained a going concern opinion.

     Also on May  24,  1999,  the  Registrant  engaged  the  accounting  firm of
Hollander, Lumer & Co., independent public accountants, to audit the Registrant's fiscal year ended December 31, 1999, as well as future financial statements, to replace the firm of Kish, Leake & Associates, P.C., which was the principal independent public accountant as reported in the Registrant's Form 10-KSB for the fiscal year ended March 31, 1999, as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

     There were no disagreements within the last two fiscal years and subsequent periods with Kish, Leake & Associates, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Kish, Leake & Associates, P.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Kish, Leake & Associates, P.C., furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated May 24, 1999, has been previously filed with the SEC as Exhibit 16.1 to the original Form 8-K, which this report is intended to amend.

ITEM 7(A) AND 7(B). FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL
STATEMENTS

     The audited financial statements for the Cooper Memphis Group, Inc. ("CMG"), the predecessor to the Company, for the fiscal year ended December 31, 1998, along with the unaudited financial statements of CMG for the three month period ended March 31, 1999 are included herewith.

ITEM 8.  CHANGE IN FISCAL YEAR

     As part of the "reverse merger" between the Company and the Cooper Memphis Group, Inc., current management has elected to change the Company's fiscal year from March 31 to December 31.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DRIVINGAMERICA.COM, INC.



                                           By:\s\ Charles M. Davis
                                              -------------------------
                                              Charles M. Davis,
                                              President

Dated:  July 6, 1999

                            DRIVINGAMERICA.COM, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

                            DRIVINGAMERICA.COM, INC.

                          INDEX TO FINANCIAL STATEMENTS







Report of Independent Auditors                                            F-1

Balance Sheets as of December 31, 1998 and 1997                           F-2

Statements of Operations for the years
         ended December 31, 1998 and 1997                                 F-3

Statements of Stockholders' Deficiency for the
         years ended December 31, 1998 and 1997                           F-4

Statements of Cash Flows for the years
         ended December 31, 1998 and 1997                                 F-5

Notes to Financial Statements                                             F-6

 HOLLANDER, LUMER & CO. LLP
Certified Public Accountants
                                             15260 Ventura Boulevard, Suite 940
                                               Sherman Oaks, California  91403
                                                   Telephone (818) 789-5113
                                                      Fax (818) 789-0484
                                                  E-Mail: hgco@compuserve.com



                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Stockholders of DrivingAmerica.com, Inc.


We have audited the accompanying balance sheets of DrivingAmerica.com, Inc. as of December 31, 1998 and 1997 and the related statements of operations, stockholders' deficiency, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DrivingAmerica.com, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as going concern. As discussed in Note 1 to the financial statements, there is a substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                           s/Hollander, Lumer & Co. LLP

                                           HOLLANDER, LUMER & CO. LLP


June 9, 1999



                            DRIVINGAMERICA.COM, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                         1998          1997
                                                      -----------   ---------
                    ASSETS

CURRENT ASSETS
     Cash                                             $         -   $   5,254
     Accounts receivable                                   28,911      52,779
                                                      -----------   ---------
            TOTAL CURRENT ASSETS                           28,911      58,033

PROPERTY AND EQUIPMENT, Net                                 9,439      12,888
                                                      -----------   ---------
                                                      $    38,350   $  70,921
                                                      ===========   =========

    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
     Bank overdraft                                   $     6,672   $       -
     Accounts payable                                     166,261      69,310
     Loans payable                                         30,167     167,314
                                                      -----------   ---------
            TOTAL CURRENT LIABILITIES                     203,100     236,624

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY
     Preferred stock, $.001 par value;
       authorized - 25,000,000 shares;
       issued and outstanding - none                            -           -
     Common stock, $.001 par value;
       authorized - 100,000,000 shares;
       issued and outstanding - 12,500,000 shares          12,500      12,500
     Additional paid-in capital                           434,228      (7,500)
     Due from officer                                     (95,918)    (11,956)
     Accumulated deficit                                 (515,560)   (158,747)
                                                      -----------   ---------
            TOTAL STOCKHOLDERS' DEFICIENCY               (164,750)   (165,703)
                                                      -----------   ---------
                                                      $    38,350   $  70,921
                                                      ===========   =========


                 See accompanying Notes to Financial Statements.






                            DRIVINGAMERICA.COM, INC.
                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 1998 AND 1997


                                                       1998          1997
                                                    -----------   -----------
REVENUE                                             $   353,765   $   906,804

OPERATING EXPENSES
    Selling, general and administrative                 661,251       851,340
    Depreciation                                          9,027         8,745
                                                    -----------   -----------
           TOTAL OPERATING EXPENSES                     670,278       860,085
                                                    -----------   -----------

INCOME (LOSS) FROM OPERATIONS                          (316,513)       46,719

OTHER INCOME (EXPENSES)
     Interest expense                                   (40,300)      (26,706)
     Gain on sale of trademark                                -       235,000
                                                    -----------   -----------
           TOTAL OTHER INCOME (EXPENSES)                (40,300)      208,294
                                                    -----------   -----------

NET INCOME (LOSS)                                   $  (356,813)  $   255,013
                                                    ===========   ===========

WEIGHTED AVERAGE NUMBER OF COMMON
      SHARES OUTSTANDING                             12,500,000    12,500,000
                                                    ===========   ===========

BASIC EARNINGS (LOSS) PER SHARE                     $     (0.03)  $      0.02
                                                    ===========   ===========


                 See accompanying Notes to Financial Statements.







                            DRIVINGAMERICA.COM, INC.
                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY
                     YEARS ENDED DECEMBER 31, 1998 AND 1997


                                   Common Stock   Additional  Due to
                                  ---------------   Paid-in   (from)  Accumulated
                                  Shares   Amount   Capital   Officer   Deficit     Total
                                  ------  -------  --------  --------  ---------  ---------
Balance, January 1, 1997          10,000  $12,500  $ (7,500) $ 34,605  $(413,760) $(374,155)

Increase in due from officer                                  (46,561)              (46,561)

Net income                                                               255,013    255,013
                                  ------  -------  --------  --------  ---------  ---------

Balance, December 31, 1997        10,000   12,500    (7,500)  (11,956)  (158,747)  (165,703)

Increase in due from officer                                  (83,962)              (83,962)

Debt contributed to capital                         441,728                         441,728

Net loss                                                                (356,813)  (356,813)
                                  ------  -------  --------  --------  ---------  ---------

Balance, December 31, 1998        10,000  $12,500  $434,228  $(95,918) $(515,560) $(164,750)
                                  ======  =======  ========  ========  =========  =========




                 See accompanying Notes to Financial Statements.





                            DRIVINGAMERICA.COM, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                       1998          1997
                                                    -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                 $  (356,813)  $   255,013
  Adjustments to reconcile net income (loss)
    to net cash used in operating activities:
      Depreciation                                        9,027         8,745
      Gain on sale of trademark                               -      (235,000)
      Changes in operating assets and liabilities:
      Accounts receivable                                23,868       (52,779)
      Accrued interest on loans payable                   2,860         8,069
      Accounts payable                                   96,951        61,001

        NET CASH PROVIDED BY (USED IN)              -----------   -----------
          OPERATING ACTIVITIES                         (224,107)       45,049
                                                    -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment                    (5,578)       (4,654)
  Due from officer, net                                 (83,962)      (46,561)
                                                    -----------   -----------
        NET CASH USED IN INVESTING ACTIVITIES           (89,540)      (51,216)
                                                    -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Bank overdraft                                          6,672             -
  Proceeds from loans payable                           301,721         5,347
                                                    -----------   -----------
        NET CASH PROVIDED BY FINANCING ACTIVITIES       308,393         5,347
                                                    -----------   -----------

NET INCREASE (DECREASE) IN CASH                          (5,254)         (819)
CASH, BEGINNING OF PERIOD                                 5,254         6,073
                                                    -----------   -----------
CASH, END OF PERIOD                                 $         -   $     5,254
                                                    ===========   ===========
CASH PAID FOR:
  Interest                                          $    16,873   $    13,290
  Income taxes                                      $         -   $         -

NON-CASH INVESTING AND FINANCING ACTIVITIES:
   During 1997, the Company settled a loan payable of
     $235,000 by transferring a trademark to the lender.
   During 1998, loan payable of $441,728 was contributed to capital of the Company.


                 See accompanying Notes to Financial Statements.


                            DRIVINGAMERICA.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997


1.       BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Business. The Cooper Memphis Group, Inc. (the "Company" or "CMG") was incorporated in California on January 27, 1995. The Company is also doing business as Automotive Consumer Services. The Company is a successor to the business of Automotive Consumer Services, Inc., a Pennsylvania corporation. The Company is a marketer of automobile database information. The database is comprised of new vehicle information, including specifications and dealer vehicle costs, which are sold to consumers in the form of printed vehicle reports. This creates another database of consumer information that the Company is marketing to several automobile manufacturers, local dealers and affinity groups. The Company intends to expand operations into other services related to the acquisition of an automobile. It is also in the process of developing and enhancing its Internet Web site called DrivingAmerica.com to offer auto-related financial services. The Web site is registered by Arcane Communications, Inc. ("Arcane"), an affiliated company. Upon completion of the Company's current private placement, the registration will be transferred to the Company.

Basis of Presentation. Effective May 7, 1999, pursuant to a definitive agreement, Mathy Corporation, a non-operating public shell corporation, acquired all issued and outstanding stock of CMG, resulting in the stockholders and management of CMG having actual and effective control of Mathy Corporation, the surviving corporation. Mathy Corporation changed its name to DrivingAmerica.com, Inc. For accounting purposes, the transaction has been treated as an acquisition of Mathy Corporation by CMG and as a recapitalization of CMG. The historical financial statements prior to the acquisition become those of CMG even though they are labeled as those of DrivingAmerica.com, Inc. ("DrivingAmerica"). In a recapitalization, historical stockholders' equity (deficiency) of CMG prior to the merger is retroactively restated for the equivalent number of shares received in the merger after giving effect to any difference in par value of DrivingAmerica and CMG's stock with an offset to paid-in capital. Retained earnings (accumulated deficit) of CMG is carried forward after the acquisition. Operations prior to the merger are those of CMG. Basic earnings (loss) per share prior to the merger are restated to reflect the number of equivalent shares received by CMG.

Going Concern. The Company had a net loss of $356,813 for the year ended December 31, 1998. As of December 31, 1998, the Company had a working capital deficiency of $174,189 and stockholders' deficiency of $164,750. The Company's ability to continue as going concern is primarily dependent on its ability to raise financing. The Company is currently arranging financing of $3,500,000 from private placement of its stock to obtain additional funds so that the Company can meet its obligations and sustain its development activities. No assurance can be given that the private placement will be successful. The Company's major stockholders agreed to fund the maintenance cash flow requirements of the Company through December 31, 1999 or until the Company raises the necessary financing from private placement.

The Company's significant operating loss and significant capital requirement raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents. The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

                            DRIVINGAMERICA.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED



Product Development Costs. Product development costs include expenses incurred by the Company to develop, enhance, manage, monitor and operate the Company's Web site. Product development costs are expensed as incurred.

Revenue Recognition. The Company recognizes revenue upon delivery of the printed vehicle reports to the consumers. It also recognizes revenue from the sale of consumer database based on contracts and delivery of the database.

Major Customers. One customer accounted for 48% of revenue for the year ended December 31, 1998. Two customers accounted for 17% and 52% of revenue for the year ended December 31, 1997.

Fair Value of Financial Instruments. The Company's financial instruments consist of accounts receivable, accounts payable and loans payable. The fair values of the Company's financial instruments approximate the carrying value of the instruments.

Property and Equipment. Property and equipment are stated at cost. Depreciation is computed using the straight-line method over estimated useful lives ranging from 3 to 5 years.

Income Taxes. The Company utilizes the asset and liability method for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Basic and Diluted Loss Per Share. Effective December 31, 1997, the Company adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share", which established simplified standards for computing and presenting earnings per share information. Basic loss per common share is based upon the net loss applicable to common shares after preferred dividend requirements and upon the weighted average number of common shares outstanding during the period. Diluted loss per common share adjusts for the effect of convertible securities, stock options and warrants only in the periods presented in which such effect would have been dilutive.

Recent Accounting Pronouncements. In March 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-1 ("SOP 98-1"),"Accounting for the Costs of Computer Software Developed or Obtained for
Internal Use." This standard requires companies to capitalize qualifying computer software costs which are incurred during the application development stage and amortize them over the software's estimated useful life. SOP 98-1 is effective for fiscal years beginning after December 15, 1998. The Company is currently evaluating the impact of SOP 98-1 on its financial statements and related disclosures.

2.       PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

                                               1998               1997
                                            ----------        ----------

     Furniture and equipment                $    6,706        $    1,128
     Computers                                  28,216            28,216
                                            ----------        ----------
                                                34,922            28,216

     Less accumulated depreciation              25,483            16,456
                                            ----------        ----------
                                            $    9,439        $   12,888
                                            ==========        ==========

                            DRIVINGAMERICA.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


3.       LOANS PAYABLE

Loans payable consisted of the following:

                                                                1998              1997
                                                             ----------       -----------
Short-term cash advances from individuals, payable on
   demand with 10% interest. During 1998, $101,590 balance
   of one loand was contributed to capital.                  $   30,167  (a)  $   85,128

Short-term cash advances from an advertising agency,
   controlled by a stockholder of the Company. This advance
   was contributed to capital during 1998.                            -           82,186
                                                             ----------       ----------

                                                             $   30,167       $  167,314
                                                             ==========       ==========

(a). The lender is claiming that CMG committed to him a 5% equity position in CMG. If the lender pursues this claim, Charles M. Davis, the Company's President and principal stockholder, agreed to indemnify the Company from all costs and shares arising from this claim.


4.       RELATED PARTY TRANSACTIONS

Due from officer consisted of expenses of Charles M. Davis paid by CMG on his behalf, net of amounts advanced by him to CMG. At December 31, 1998 and 1997, due from officer had an outstanding balance of $95,918 and $11,956, respectively. Such amounts were shown as reduction from stockholders' equity in the accompanying balance sheets.

Mr. Davis also agreed to indemnify the Company for payroll taxes, interest and penalties if certain travel and other expenses are disallowed for tax purposes and deemed personal expenses of Mr. Davis.

During 1997, Mr. Davis was paid nominal salaries. During 1998, Mr. Davis provided services to CMG and at no cost to CMG.

During 1997 and 1998, Arcane received revenue and paid expenses on behalf of CMG of $2,902 and $148,145, and $189,801 and $263,971, respectively. CMG funded the bank accounts of Arcane in amounts required to pay CMG's expenses.


5.       COMMITMENTS AND CONTINGENCIES

Operating Lease - The Company leases its office with lease term expiring on September 30, 1999. The basic annual rent is $38,657 payable at $3,221 per month. Future minimum lease payments as of December 31, 1998 total $28,989 for the year ended December 31, 1999.

Rent expense charged to operations was $50,583 in 1998 and $33,020 in 1997.

Employment Agreement - At December 31, 1998, the Company had no employment agreement. However, the Company's Chief Operating Officer ("COO") has an employment agreement dated September 23, 1998 with the Company's lender that is majority owned by a Company's stockholder, which provides that the COO will perform his duties at the Company.

                            DRIVINGAMERICA.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

The agreement provides for a monthly compensation of $8,000 per month for the period October 1, 1998 to December 31, 1998 and $9,000 per month for the period January 1, 1999 to December 31, 1999. All payroll expenses and benefits of the COO are being reimbursed by the Company to the lender. The agreement also provides that the COO will receive a 10% equity interest in CMG which will vest 25% on January 1, 1999, 25% on January 1, 2000, 25% on January 1, 2001 and 25%
on January 1, 2002. No compensation expense was recognized for this interest because the fair value of the shares at that time was not material. The agreement calls for a 90-day notice of termination and additional 90 days of severance pay with benefits paid by the lender. On April 15, 1999, the lender terminated this agreement. The Company and the COO are currently negotiating the terms of the COO's termination. Mr. Davis agreed to transfer his shares of the Company's common stock up to 2.5% of shares received by CMG's stockholders from the merger to the COO upon settlement of the COO's termination.


6.       STOCKHOLDERS' DEFICIENCY

As described under Basis of Presentation in Note 1, the historical stockholders' equity (deficiency) of CMG prior to the merger is retroactively restated for the equivalent number of shares received in the merger after giving effect to any difference in par value of DrivingAmerica and CMG's stock with an offset to paid-in capital. CMG's had 2,000,000 shares of common stock outstanding at time of merger, which was exchanged to 11,250,000 shares of common stock of DrivingAmerica. Prior to the merger, DrivingAmerica had 1,250,000 shares of common stock outstanding. Total issued and outstanding shares of common stock immediately after the merger is 12,500,000.

One of CMG's lenders, controlled by a stockholder of the Company, contributed the balance of its loans in the amount of $340,138 at December 31, 1998 to the capital of CMG.

One of CMG's lenders contributed the balance of its loans in the amount of $101,590 at December 31, 1998 to the capital of CMG. Mr. Davis agreed to transfer 3% of shares of common stock received by CMG's stockholders from the merger to this lender.


7.       INCOME TAXES

At December 31, 1998 and 1997, deferred tax assets were composed primarily of the following:

                                               1998             1997
                                           -----------      -----------

     Net operating loss carryforwards      $   169,000      $    27,000
     Less valuation allowance                  169,000           27,000
                                           -----------      -----------

        Net deferred tax assets            $         -      $         -
                                           ===========      ===========



At December 31, 1998, the Company has federal net operating loss carryforwards of $424,000 that expire through 2018. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The amount that the Company can utilize from its federal and state net operating loss carryforwards will be subject to annual limitations due to change of ownership. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. Management believes that a valuation allowance equal to deferred tax assets is necessary at December 31, 1998 and 1997.

                            DRIVINGAMERICA.COM, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED


8.       GAIN ON SALE OF TRADEMARK

Pursuant to a Mutual Release and Contract Settlement Agreement dated September 15, 1997 between the Company and a creditor, the Company transferred all its rights to the following trademarks and service marks: AutoTrac, AutoTracs, AutoTrack, AutoTracks and any similar marks. The creditor agreed to cancel its contract and a promissory note in the amount of $235,000. Such amount is shown as other income in the accompanying statements of operations.


9.       SUBSEQUENT EVENT

Pursuant to an Agreement dated June 9, 1999, the Company agreed to acquire the remaining interest in the Web site, DrivingAmerica.com, from Aaron Block for (a) $150,000 in cash from the proceeds of the private placement of the Company's stock and (b) $125,000 in 125,000 shares of the Company's common stock. These shares will have the same registration rights as the private placement shares.


                            DRIVINGAMERICA.COM, INC.
                           BALANCE SHEETS (UNAUDITED)
                             MARCH 31, 1999 AND 1998

                                                   1999               1998
                                           -----------------   ----------------
               ASSETS

CURRENT ASSETS
     Cash                                  $               -   $              -
     Accounts receivable                              44,440             31,478
                                           -----------------   ----------------
            TOTAL CURRENT ASSETS                      44,440             31,478

PROPERTY AND EQUIPMENT, Net                            8,506             10,632
                                           -----------------   ----------------

                                                    $ 52,946           $ 42,110
                                           =================   ================

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
     Bank overdraft                        $           6,173   $          6,924
     Accounts payable                                210,150             69,310
     Loans payable                                    45,927            175,460
                                           -----------------   ----------------
            TOTAL CURRENT LIABILITIES                262,250            251,694

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIENCY
     Preferred stock, $.001 par value;
        authorized - 25,000,000 shares;
        issued and outstanding - none                      -                  -
     Common stock, $.001 par value;
        authorized - 100,000,000 shares;
        issued and outstanding -
        12,500,000 shares                             12,500             12,500
     Additional paid-in capital                      519,508             (7,500)
     Due from officer                               (111,065)           (23,174)
     Accumulated deficit                            (630,247)          (191,410)
                                           -----------------   ----------------
            TOTAL STOCKHOLDERS' DEFICIENCY          (209,304)          (209,584)
                                           -----------------   ----------------

                                           $          52,946   $         42,110
                                           =================   ================


                 See accompanying Notes to Financial Statements.
                                       F-1



                            DRIVINGAMERICA.COM, INC.
                      STATEMENTS OF OPERATIONS (UNAUDITED)
                   THREE MONTHS ENDED MARCH 31, 1999 AND 1998


                                                  1999               1998
                                           -----------------   ----------------
REVENUE                                    $          69,158   $        106,746

OPERATING EXPENSES                                   181,613            134,966
                                           -----------------   ----------------

INCOME (LOSS) FROM OPERATIONS                      (112,455)            (28,220)

OTHER INCOME (EXPENSES)                              (2,2 32)            (4,443)
                                           -----------------   ----------------

NET INCOME (LOSS)                          $        (114,687)  $        (32,663)
                                           =================   ================

WEIGHTED AVERAGE NUMBER OF COMMON
      SHARES OUTSTANDING                          12,500,000         12,500,000
                                           =================   ================

BASIC EARNINGS (LOSS) PER SHARE                      $ (0.01)           $ (0.00)
                                           =================   ================


                 See accompanying Notes to Financial Statements.
                                       F-2



                            DRIVINGAMERICA.COM, INC.
                      STATEMENTS OF CASH FLOWS (UNAUDITED)
                   THREE MONTHS ENDED MARCH 31, 1999 AND 1998


                                                                           1999               1998
                                                                    -----------------   ----------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                                 $        (114,687)  $        (32,663)
  Adjustments to reconcile net income
   (loss) to net cash used
      in operating activities:
         Depreciation                                                             933              2,256
         Changes in operating assets and liabilities:
           Accounts receivable                                                (15,529)            21,301
           Accounts payable                                                    43,889                  -
                                                                    -----------------   ----------------
           NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                (85,394)            (9,106)
                                                                    -----------------   ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Due from officer, net                                                      (15,147)           (11,218)
                                                                   -----------------   ----------------
           NET CASH USED IN INVESTING ACTIVITIES                             (15,147)           (11,218)
                                                                   -----------------   ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Bank overdraft                                                                (499)             6,924
  Proceeds from loans payable - contributed to capital                        85,280                  -
  Proceeds from loans payable                                                 15,760              8,146
                                                                   -----------------   ----------------
            NET CASH PROVIDED BY FINANCING ACTIVITIES                        100,541             15,070
                                                                   -----------------   ----------------

NET INCREASE (DECREASE) IN CASH                                                    -             (5,254)
CASH, BEGINNING OF PERIOD                                                                             -            5,254
                                                                   -----------------   ----------------
CASH, END OF PERIOD                                                $               -   $              -
                                                                   =================   ================


                 See accompanying Notes to Financial Statements.
                                       F-3


                            DRIVINGAMERICA.COM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                             MARCH 31, 1999 AND 1998


1.       BASIS OF PRESENTATION

         The interim financial statements presented have been prepared by DrivingAmerica.com, Inc. (the "Company") without audit and, in the opinion of the management, reflect all adjustments of a normal recurring nature necessary for a fair statement of (a) the results of operations for the three months ended March 31, 1999 and 1998, (b) the financial position at March 31, 1999 and 1998, and (c) the cash flows for the three months ended March 31, 1999 and 1998. Interim results are not necessarily indicative of results for a full year.

         The financial statements and notes are condensed and do not contain certain information included in the annual financial statements and notes of the Company. The financial statements and notes included herein should be read in conjunction with the audited financial statements and notes for the years ended December 31, 1998 and 1997.


2.       STOCKHOLDERS' DEFICIENCY

         During the quarter ended March 31, 1999, a stockholder of the Company contributed its loans of $85,280 to the capital of the Company.




                                       F-4